UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 18, 2001

eVISION USA.COM, INC.
(Exact name of registrant as specified in its charter)

                                                                      Colorado                                                      0-17637                                                                                 45-0411501
                                                 (State or other jurisdiction of                               (Commission File No.)                                                    (IRS Employer Identification No.)
                                                  incorporation or organization)

                                                                             1888 Sherman Street, Suite 100, Denver, CO                                                                   80203
                                                                             (Address of principal executive offices)                                                                     (Zip Code)

(303) 894-7971
(Registrant's telephone number, including area code)

Item 4. Changes In Registrant’s Independent Accountants

On June 5, 2001, in its Current Report on Form 8-K, the Company reported that Deloitte & Touche LLP was dismissed as the independent accountants for eVision USA.Com Inc. (“eVision or the Company”).

The decision to change accountants was recommended by the Audit Committee and approved by eVision’s Board of Directors.

On June 18, 2001, the Company engaged the accounting firm of Ehrhardt Keefe Steiner & Hottman PC (“EKS&H”) as the Company’s independent accountants for the year ending September 30, 2001.

During the Company’s two most recent fiscal years and subsequent interim period up to the date of the engagement of EKS&H, the Company did not consult with EKS&H with regard to any matter concerning the application of accounting principles to any specific transactions, either completed or proposed, or the type of audit opinion that might be rendered with respect to the Company’s financial statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                       eVISION USA.COM, INC.

Date         June 18, 2001                                                               By: /s/ Tony T. W. Chan
                                                                                                              Tony T. W. Chan
                                                                                                              Chief Operating Officer